UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

SLB N.V. (SLB LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas , U.S.A . 77056
(address)

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 7, 2026, Schlumberger Investment S.A. (the “Issuer”) issued $500,000,000 aggregate principal amount of its 4.550% Senior Notes due 2031 (the “2031 Notes”), $500,000,000 aggregate principal amount of its 4.800% Senior Notes due 2033 (the “2033 Notes”), and $1,000,000,000 aggregate principal amount of its 5.150% Senior Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes and the 2033 Notes, the “Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). The registration statement was filed with the SEC on April 30, 2026 (Registration No. 333-295427) (the “Registration Statement”).

The Notes are fully and unconditionally guaranteed by SLB Limited (“SLB”), and were sold pursuant to an underwriting agreement dated as of April 30, 2026 (the “Underwriting Agreement”), by and among (a) the Issuer and SLB and (b) J.P. Morgan Securities LLC, HSBC Securities (USA) Inc. and Standard Chartered Bank, as representatives of the various underwriters (collectively, the “Underwriters”). The Notes were issued under an Indenture dated as of December 3, 2013, by and among the Issuer, SLB, as guarantor, and The Bank of New York Mellon, as trustee, as amended by a Second Supplemental Indenture dated as of June 26, 2020, and a Fourth Supplemental Indenture dated as of May 29, 2024 (as so amended, the “Base Indenture”), as supplemented by a Sixth Supplemental Indenture, dated as of May 7, 2026, by and among the Issuer, SLB, as guarantor, and The Bank of New York Mellon, as trustee (the “Sixth Supplemental Indenture”).

The relevant terms of the Notes, the Base Indenture and the Sixth Supplemental Indenture are further described under the caption “Description of the Notes” in the prospectus supplement dated April 30, 2026, filed with the SEC by SLB on May 1, 2026, pursuant to Rule 424(b)(3) under the Securities Act and in the section entitled “Description of Debt Securities” in the base prospectus dated April 30, 2026, included in the Registration Statement. These descriptions are incorporated in this Item 8.01 by reference.

The Underwriting Agreement and the Sixth Supplemental Indenture (including the form of the Notes) are filed as exhibits to this Current Report on Form 8-K and incorporated by reference. The descriptions of the Underwriting Agreement and the Sixth Supplemental Indenture (including the form of the Notes) in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Underwriting Agreement and the Sixth Supplemental Indenture (including the form of the Notes). SLB is filing this Current Report on Form 8-K so as to file with the SEC certain items that are to be incorporated by reference into its Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are filed pursuant to Item 9.01 of this Form 8-K.

1	Underwriting Agreement dated April 30, 2026, by and among (a) Schlumberger Investment S.A. and SLB Limited and (b) J.P. Morgan Securities LLC, HSBC Securities (USA) Inc. and Standard Chartered Bank.

4.1	Sixth Supplemental Indenture dated as of May 7, 2026, among Schlumberger Investment S.A., SLB Limited and The Bank of New York Mellon, as trustee.

4.2	Form of 4.550% Senior Notes due 2031 (included as Exhibit A to Exhibit 4.1).

4.3	Form of 4.800% Senior Notes due 2033 (included as Exhibit B to Exhibit 4.1).

4.4	Form of 5.150% Senior Notes due 2036 (included as Exhibit C to Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Loyens & Loeff Luxembourg SARL.

5.3	Opinion of STvB Advocaten (Europe) N.V.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Loyens & Loeff Luxembourg SARL (included in Exhibit 5.2).

23.3	Consent of STvB Advocaten (Europe) N.V. (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLB LIMITED

/s/ Samantha Blons
Samantha Blons
Assistant Secretary

Date: May 12, 2026